PURCHASE AND CONTRIBUTION AGREEMENT
                       -----------------------------------

      PURCHASE AND CONTRIBUTION AGREEMENT dated as of March 30th, 2001 (the "Agreement") by and among 5th Avenue Channel Corp., a Florida corporation ("FAVE") and Go2America, LLC, a Wisconsin limited liability company ("G2A"), and the individual members of G2A, Timothy Kostka ("Kostka"), Mitchell Viegut ("Viegut") and Wayne Christianson ("Christianson"). For purposes of this Agreement, Kostka, Viegut, and Christianson shall sometimes collectively be referred to as the "G2A Members".

                                    PREAMBLE
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      WHEREAS, FAVE and G2A wish to combine certain assets of their respective businesses and feel that the consolidation of these aspects of their respective businesses into a newly created Wisconsin corporation ("hereinafter referred to as "NEWCO"), which will be an 80% owned subsidiary of FAVE and owned 20% by G2A or the G2A members furthers a valid business purpose in that it will enhance their opportunities for further growth and development and create efficiencies that would not otherwise be achievable by each of the parties individually: and

      WHEREAS, G2A, the G2A Members, and FAVE have agreed to the formation and capitalization of NEWCO by contribution of certain assets of FAVE and all of the assets of G2A, as a result of which NEWCO would become an 80% owned subsidiary of FAVE and 20% owned by G2A or the G2A Members, as more fully set forth in this Purchase and Contribution Agreement.

      WHEREAS, the Board of Directors of FAVE and all of the G2A Members have resolved that the transactions described herein are in the best interests of the parties and their respective shareholders and owners and have authorized and approved the execution and delivery of this Purchase and Contribution Agreement.

      WHEREAS, G2A, the G2A Members, and FAVE wish to consummate the contemplated transaction qualifying as capitalization under Section 351 of the Internal Revenue Code of 1986, as Amended ("Code"), and as such, that G2A will contribute substantially all of its assets and FAVE will contribute certain assets described herein to the newly formed NEWCO, in exchange for all of the outstanding shares of common stock in NEWCO, such that FAVE will be the sole and exclusive owner of 80% of the outstanding shares of common stock of NEWCO and G2A or the G2A Members will be the sole and exclusive owner of 20% of the outstanding shares of common stock in NEWCO upon the completion of the contemplated transaction.

      WHEREAS, in further consideration for the contribution of substantially all of the assets of G2A to NEWCO, G2A or the G2A Members will receive a total of 1,850,000 of common stock in the FAVE corporation, which shares shall include registration rights subject to such restrictions as are set forth in the Registration Rights Agreement to be executed by the parties upon the closing of the transaction contemplated hereunder.

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      WHEREAS, in further consideration for the contribution of assets of G2A to NEWCO, G2A or the G2A Members will receive a total cash payment at closing in a total combined amount calculated as set forth in this Agreement.

      NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS
                                  -------------

1.1   "Act" means The Communication Act of 1934, as amended.

1.2 "Application" means a pending application by FAVE (each as hereinafter defined) to the FCC (as hereinafter defined) for a License (as hereinafter defined).

1.3 "ARA" means an Airtime Royalty Agreement (or other equivalent agreement) between an Party and FAVE.

1.4 "Accounts Receivable" shall mean all accounts receivable, loans receivable, notes receivable and other receivables that exist immediately prior to the Closing as determined in accordance with generally accepted accounting principles, consistently applied. "Accounts Receivable" shall include any right to payment under any credit card or debit card program.

1.5 "Authorization" means any license, permit, authorization, franchise, grant, registration, certificate, consent and waiver awarded to FAVE or a FAVE Subsidiary or to G2A by a Governmental Authority which is used, useable or held for use in or in conjunction with or otherwise associated with the provision of FAVE's Wireless Cable services and/or the ITFS, MMDS or MDS frequencies conveyed by FAVE pursuant to this Agreement, including but not limited to approval to utilize such frequencies for two-way transmission, and the G2A Operating System, including the licenses, permits, authorizations, franchises, grants, registrations, certificates, consents and waivers.

1.6 "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise, and, in the case of a partnership or limited liability company, any partner or member of such partnership or limited liability company.

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1.7   "Broadcast Station" means a television broadcast station, a television translator station, a low power television station, an educational television broadcasting station, and includes every category of broadcast station that may enjoy must-carry rights under FCC Rules, but does not include a "superstation" as defined by FCC Rule 76.64(c)(2) actually received by the wireless cable system by satellite downlink.

1.8 "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

1.9 "Closings" means, the closing and final consummation of the transaction contemplated under the terms of this Agreement.

1.10  "Closing Date" means, the date upon which the Closing takes place.

1.11 "Contracts" means shall mean those agreements (other than those included in the G2A Excluded Assets and other than the Leases) under which a Party conducts its business using the assets being contributed by such Party, including but not limited to those agreements described in Schedule "A" for the FAVE Contracts and Schedule "B" for the G2A Contracts.

1.12 "Contributed Assets" means the FAVE Assets being contributed to NEWCO by FAVE and/or the G2A Assets being contributed to NEWCO by G2A pursuant to the terms of this Agreement, as the context shall require.

1.13 "Conveyance Documents" shall mean and include all documents referred to in this Agreement or otherwise required to consummate the transaction contemplated hereby, including but not limited to bills of sale, assignments of leases, assignments of equipment leases, assignments of contracts, employment agreements, assignments of tradenames and other intangible assets, and any other documents reasonably required to consummate the contribution of assets contemplated by this Agreement and place NEWCO in full ownership and operating control of the Assets.

1.14  "Copyright Act" means the Copyright Act of 1976, as amended.

1.15 "Copyright Office" means the United States Copyright Office of the Library of Congress.

1.16 "Copyright Rules" means the rules and regulations promulgated by the Copyright Office under authority of the Copyright Act, as set forth in
      Part 201, Volume 37 of the Code of Federal Regulations.

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1.17  "Costa Rican Frequencies" shall mean the microwave and other frequencies owned, leased or otherwise available for use by FAVE and which are being contributed by FAVE pursuant to this Agreement.

1.18 "Encumbrance" means all liens, any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, claim, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any assets or property, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction, any easements, covenants, agreements, understandings, defects or irregularities affecting title to any assets or property. that attaches to or could in the future attach to any of the Contributed Assets.

1.19 "Equipment" shall mean all machinery, equipment, furniture, fixtures, office furnishings, tools, software, routers, servers, subscriber equipment, parts and other items of tangible personal property used or useable in the operation of the Wireless Cable Business conducted by FAVE and any applicable FAVE Subsidiary or the business conducted by G2A, as the case may be, including but not limited to those items listed on Schedule "C" with respect to FAVE and Schedule "D" with respect to G2A.

1.20 "Equipment Leases" means any lease pertaining to any personal property used in connection with the business of a Party which Equipment Leases pertaining to FAVE are listed in Schedule "E" and pertaining to G2A are listed in Schedule "F."

1.21  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

1.22 "Excluded Assets" means the assets of G2A which are specifically excluded from the G2A Assets being conveyed to NEWCO under the terms of this Agreement, which Excluded Assets shall be listed in Schedule "G," Excluded Assets of G2A are specifically limited to those listed in Schedule "G".

1.23 "FAA" means the Federal Aviation Administration (or in the case of a foreign Market, the equivalent Governmental Authority in such country) or any successor agency(ies) with jurisdiction over towers and other antenna structures.

1.24 "FAA RULES" means the rules promulgated by the FAA (or in the case of a foreign Market, the equivalent Governmental Authority in such country) and applicable to antenna towers and other structures.

1.25 "FCC" means the Federal Communications Commission (or in the case of a foreign Market, the equivalent Governmental Authority in such country).


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1.26  "FCC Consent" shall mean the consent of the FCC (or in the case of a foreign Market, the equivalent Governmental Authority in such country) to the transfer of control or assignment of any ITFS, MDS and MMDS License or Application.

1.27 "FCC Permit" shall mean a permit issued by the FCC (or in the case of a foreign Market, the equivalent Governmental Authority in such country) to FAVE to construct a facility to transmit signals over one or more ITFS/MMDS/MDS Channels in any Market.

1.28 "FCC Permittee" shall mean a person who holds an FCC Permit as authorized by the FCC (or in the case of a foreign Market, the equivalent Governmental Authority in such country).

1.29  "FCC Proceeding" means a Proceeding relating to Applications or Licenses.

1.30 "FCC Rules" means the rules and regulations promulgated by the FCC (or in the case of a foreign Market, the equivalent Governmental Authority in such country) under authority of the Act, as set forth in Volume 47 of the Code of Federal Regulations.

1.31 "FCC License" means the license granted by the FCC for use of MMDS/MDS/ITFS frequencies in any Market.

1.32 "G2A Assumed Liabilities" means the liabilities and obligations of G2A which are being assumed by NEWCO in the transaction contemplated under this Agreement, which shall include any and all obligations and all liabilities, contingent or fixed, all contractual obligations under executory contracts, all notes and loans payables, refunds and rebates, equipment lease obligations, real property lease obligations, and all other obligations and liabilities of every nature and kind, including but not limited to the liabilities described in Schedule "H" attached hereto and made a part hereof.

1.33 "Governmental Body" means any Federal, state, municipal, political subdivision or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign.

1.34 "FAVE Basic Subscriber" means a current Subscriber to a FAVE Operating System's regular monthly basic services.

1.35 "FAVE Basic Subscriber" means a current Subscriber to a FAVE Operating System's regular monthly basic services.

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1.36  "G2A Operating System" means the Internet Service Provider business and system which will be contributed by G2A to the capitalization of NEWCO as described in this Agreement.

1.37 "Inventory" means all inventory, supplies, installable equipment, parts, and other items used in connection with the business of a Party.

1.38 "Intellectual Property Rights" means the following rights limited to the Wisconsin Wireless Operations and the Wireless VIPER Technology all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium) as relates and limited to the Wisconsin Wireless Operations.

1.39 "ITFS" refers to wireless cable channels that must be owned by qualified non-profit educational organizations.

1.40 "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third Party of property leased under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

1.41 "LOS Households" means line-of-sight households, assuming a 35-mile radius of signal coverage and 30-foot receiving antennas, employing a 30% tree discount, and excluding households which are not line-of-sight households.

1.42 "Markets" means, (i) with respect to the FAVE markets, the markets for which FAVE has obtained MMDS/MDS or equivalent frequencies from the FCC (or equivalent governmental authority in Costa Rica), including the La Crosse, Wisconsin BTA and the

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      Costa Rica Microwave Frequencies and (ii) with respect to G2A markets, the markets in which G2A has an Internet POP access on the Closing Date. The Wausau/Stevens Point, Wisconsin BTA, the Hickory, North Carolina BTA, are subject to further action by the FCC, such circumstances having been disclosed to G2A. FAVE shall use its best efforts to secure all necessary FCC approvals to permit use of the Wausau/Stevens Point Wisconsin and Hickory North Carolina MMDS frequencies in sufficient time to meet build-out deadlines as provided under FCC rules, so that NEWCO shall have full use and enjoyment of such MMDS frequencies in those markets. In the event these licenses are not secured this shall not affect any of the other terms of this agreement.

1.43 "Material Adverse Effect" means any event or circumstance which results in, or is reasonably likely to result in, a material adverse change in the business, operations, properties, prospects of the relevant Party taken as a whole other than general economic change over which the relevant Party has no control. A "FAVE Material Adverse Effect" means a Material Adverse Effect to the operations of FAVE, a Material Adverse Effect effecting the FAVE Assets, or a Material Adverse Effect to the potential business of NEWCO. A "G2A Material Adverse Effect" means a Material Adverse Effect to the operations of G2A, a Material Adverse Effect effecting the G2A Assets, or a Material Adverse Effect to the potential business of NEWCO.

1.44 "MDS" shall mean a Multipoint Distribution Service, including (unless otherwise specified), the former Operational Fixed Service ("OFS") H-channels.

1.45 "MMDS" means the Multichannel Multipoint Distribution Service. "ORDER" means any order, judgment, injunction, or FCC ruling issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

1.46 "Organizational Documents" means the Articles of Incorporation and all amendments thereto, Bylaws, initial meeting minutes, subscriptions agreements, tax elections, and all other documents and agreements involved in the formation and organization of FAVE or any of relevant FAVE Subsidiary and G2A.

1.47 "Person" means any individual, corporation, partnership, joint venture, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or other entity or Governmental Authority.

1.48 "Person" means any individual, corporation, partnership, joint venture, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or other entity or Governmental Authority.

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1.49  "Records" means files and records, in whatever form, including system diagrams, engineering studies, technical information and data, correspondence, books of account, employment records, subscriber files and information, purchase and sales records and correspondence, files, records and other written materials, relating to the Wireless Cable Business of FAVE, in every form available, including papers form and computer data file form.

1.50 "Records" means files and records, in whatever form, including system diagrams, engineering studies, technical information and data, correspondence, books of account, employment records, subscriber files and information, purchase and sales records and correspondence, files, records and other written materials, relating to the Wireless Cable Business of FAVE, in every form available, including papers form and computer data file form.

1.51 "Subscriber Agreements" means all contracts or agreements with a FAVE Basic Subscriber for provision of wireless cable service.

1.52 "Subsidiary" means, a company in which the Parent owns over 50% of the voting stock, and, in the case of FAVE Subsidiaries, any company owning or controlling the Costa Rica Frequencies, regardless of the percentage of ownership by FAVE. The capitalized term "Subsidiary" means any subsidiary of FAVE.

1.53 "Wireless Cable Business" means the business of transmitting programming to subscribers through the use of MMDS, MDS or ITFS licenses.

1.54 "Wireless Camera Technology" means the Viper wireless camera technology and all patent and other rights applicable thereto, as more completely described in Schedule "K" attached hereto.

1.55 "FAVE Lease/License Binder" means the ITFS/MMDS/MDS Data Sheets relating to the Markets delivered by the FAVE to G2A in connection with this Agreement.

1.56 "FAVE Operating System" means the wireless cable systems operated by FAVE in the La Crosse BTA, which shall be contributed to NEWCO from FAVE pursuant to the terms of this Agreement.

1.57 "G2A Operating System" means the Internet Service Provider business and system operated by G2A in all locations serviced by G2A, which shall be contributed to NEWCO from G2A.

1.58  "FAVE Assets" means and includes:

   (a) All right, title, and interest of FAVE or any subsidiary of FAVE in and to all assets, real, personal and mixed, tangible and intangible, located in Wisconsin and used in the conduct of the Wireless Cable Business in the La Crosse, Wisconsin BTA, and operations of FAVE or any Subsidiary of FAVE in the La Crosse, Wisconsin BTA (the "Business"), including but not limited to the assets listed in Schedule "L" attached

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        hereto, and all Authorizations, ARAs, which are specifically listed in
        Schedule "M," Governmental Permits, Licenses, FCC Permits, Equipment, Records, Intellectual Property Rights, Inventory, Subscriber Agreements, Subscriber Equipment, Applications, FCC Consents, FCC Permits, the FAVE Operating System, ITFS leases and licenses, MDS/MMDS licenses, leases and Approvals, Real Property Leases, Equipment Leases, subscriber receiver equipment, head in site equipment, transmitters and related equipment, Accounts Receivable, prepaid subscriber amounts and receivables due from subscribers, all telephone numbers, trade names, service marks and service names, and applications therefore, loans receivable, notes receivable and other receivables arising from the operation of the Wireless Cable Business immediately prior to the Closing as determined in accordance with generally accepted accounting principles, consistently applied, all real property interests (including, without limitation, tower location leases) and all buildings, structures, improvements, and fixtures of every nature located thereon and interests therein owned or leased by FAVE or a FAVE Subsidiary and used or useful in the conduct of the Wireless Cable Business, tangible assets, Intellectual Property Rights, Records, computer hardware, software and similar materials and rights, all of the right, title and interest in and to the good will and other intangible assets of the Wireless Cable Business, all MDS, MMDA and/or ITFS licenses and/or leases applicable to the La Crosse Wisconsin BTA, including but not limited to those MMDS frequencies listed in Schedule "N" and all two-way approvals applicable to the MMDA and MDS frequencies in the La Crosse BTA, any and all site lease options and site leases applicable to the La Crosse cable operations (collectively as the "FAVE Site Agreements") and FAVE's financial records and books of account or copies thereof relating to the Wireless Cable Business; provided that the right to utilize the MMDS frequencies shall be contractually granted or leased to NEWCO, on a royalty free basis, and without restriction on use, until such time as the FCC approves transfer of control of such licenses to NEWCO. FAVE shall use its best efforts, with the reasonable cooperation of NEWCO, to cause the FCC to approve the transfer of such MMDS frequencies to NEWCO as expeditiously as possible following the Closing.

   (b) All right, title and interest in and to all MDS, MMDA and/or ITFS licenses and/or leases applicable to the Hickory, North Carolina BTA and all Authorizations, Applications, FCC Permits, FCC Consents, FCC Licenses, Contracts, Intellectual Property, Records and other beneficial assets used in connection therewith, free and clear of all Liens and Encumbrances; provided that the right to utilize the MMDS frequencies shall be contractually granted or leased to NEWCO, on a royalty free basis, and without restriction on use, until such time as the FCC approves transfer of control of such licenses to NEWCO. FAVE shall use its best efforts, with the reasonable cooperation of NEWCO, to cause the FCC to approve the transfer of such MMDS frequencies to NEWCO as expeditiously as possible following the Closing. This transaction is not dependent or conditional on FAVE's ability to retain right, title and interest in and to all

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        MDS, MMDA and/or ITFS licenses and/or leases
        applicable to the Hickory, North Carolina BTA.

   (c) All right, title and interest in and to all MDS, MMDA and/or ITFS licenses and/or leases applicable to the Wausau, Stevens Point, Rhinelander, Wisconsin BTA and all Authorizations, Applications, FCC Permits, FCC Consents, FCC Licenses, Contracts, Intellectual Property, Records and other beneficial assets used in connection therewith, which FAVE represents and warrants includes rights as the owner of the entire BTAs, free and clear of all Liens and Encumbrances; provided that the right to utilize the MMDS frequencies shall be contractually granted or leased to NEWCO, on a royalty free basis, and without restriction on use, until such time as the FCC approves transfer of control of such licenses to NEWCO. FAVE shall use its best efforts, with the reasonable cooperation of NEWCO, to cause the FCC to approve the transfer of such MMDS frequencies to NEWCO as expeditiously as possible following the Closing. This transaction is not dependent or conditional on FAVE's ability to retain right, title and interest in and to all MDS, MMDA and/or ITFS licenses and/or leases applicable to the Wausau, Stevens Point, Rhinelander, Wisconsin BTA.

   (d) All right, title and interest in and to all MDS, MMDA and/or ITFS (or microwave frequencies under Costa Rica law) licenses and/or leases applicable to the country of Costa Rica and all Authorizations, Applications, governmental approvals and permits, governmental consents, governmental licenses, beneficial contracts, Intellectual Property, Records and other beneficial assets used in connection therewith, including permission to use the frequencies for two-way transmission, free and clear of all Liens and Encumbrances; or, all right, title and interest in and to 100% of the outstanding shares and/or other ownership interests in the FAVE Subsidiary that owns and controls, directly or indirectly through subsidiaries, the Costa Rica microwave frequencies.

   (e) All right, title and interest in and to all Intellectual Property Rights, including patents, patent applications, copyrights, trade secret rights, Records, and all other rights related to or necessary for the full use and enjoyment of the Wireless Camera Technology; all right, title and interest, in the United States and in every other country throughout the world, in and to the Wireless Camera Technology; all right, title and interest in and to the application for Letters Patent of the United States filed on the 16th day of June, 2000 in the United States Patent and Trademark Office (the "Application"), and all divisions, renewals and continuations thereof; all right, title, and interest in and to all Letters Patent in the United States, including United States Letters Patent No. P00044601, which may be granted as a result of the Application or otherwise which may be available relating to the Wireless Camera Technology; all right, title, and interest in and to all reissues and extensions in and to the Applications or any Letters Patents or other patent rights; all right, title and interest in and to all applications for Letters Patent or other patent rights; all right, title and interest in and to any other proprietary rights and

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        intellectual property rights that relate directly or indirectly to the
        Wireless Camera Technology, including but not limited to trade secrets, confidentiality agreements, trade secret protection programs, inventor's certificate, employee certificates of original creation, work for hire agreements, employee proprietary rights covenants, assignments of any rights in and to the Wireless Camera Technology or any portion of the Wireless Camera Technology, all utility models, design schmematics, engineering studies or diagrams, utility certificates, patent importations, foreign patent or trade secret rights, industrial design registration which may be filed, and which may be granted, upon said inventions in any countries or regions foreign to the United States, and all reissues, renewals and extensions thereof; all trademark and service mark rights used in connection with the Wireless Camera Technology, including but not limited to any intent to use applications and rights which may exist under common law; all copyrights used or which the FAVE anticipates being used in connection with the Wireless Camera Technology or the marketing of the Wireless Camera Technology; and all other rights of every nature or kind used or useable in connection with the Wireless Camera Technology.

   (f) Rights, claims and causes of action held by FAVE or any FAVE Subsidiary related to the operation of the Wireless Cable Business or any of the MMDS/MDS frequencies being conveyed pursuant to the terms of this Agreement or which have accrued as a result of the operation of Wireless Cable Business, and all other claims and of every kind under or pursuant to all warranties, representations and guarantees (express or implied) made by suppliers in connection with products, materials or services included in the FAVE Assets.

1.59 "G2A Assets" means the right, title and interest of G2A or any G2A Affiliates or Joint Ventures, in and to all of its assets, other than the Excluded Assets, used or useable in the operation of G2A's business as operated and as operating at on and after the Closing Date, tangible and intangible, wherever located, whether known or unknown, and whether or not appearing on the books and records of G2A, as the same may exist on the Closing Date, including but not limited to all assets listed in Schedule "___",Contracts, Real Property Leases, Equipment Leases, Intellectual Property Rights, Accounts Receivable, Inventory, Authorizations, Governmental Permits, Accounts Receivable, prepaid subscriber amounts and receivables due from subscribers, all telephone numbers, trade names, service marks and service names, and applications therefore, loans receivable, notes receivable and other receivables arising from the operation of the G2A Operating System immediately prior to Closing as determined in accordance with generally accepted accounting principles, consistently applied, all real property interests (including without limitation, tower leases and tower locations) and all buildings, structures, improvements, and fixtures of every nature and kind located thereon and interests therein owned or leased by G2A or a G2A Affiliate, Subsidiary or Joint Venture and used in the conduct of the G2A Operating System.

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                                   ARTICLE II
                               FORMATION OF NEWCO
                               ------------------

2.1 FORMATION OF THE NEWCO. The parties acknowledge and agree that G2A shall prepare and file the Articles of Incorporation relative to NEWCO with the Wisconsin Secretary of State. The authorized capital of NEWCO as set forth in the Articles of Incorporation shall be 1,000,000 shares of common stock, $.01 par value, which shall be divided into Class A Common Stock and Class B Common Stock. The Class A Common Stock and the Class B Common Stock shall have identical rights and privileges except that (i) the holders of Class A Common Stock shall elect two (2) members to the NEWCO Board of Directors and the holders of Class B Common Stock shall elect three (3) members to the NEWCO Board of Directors, (ii) each share of Class A Common Stock will be entitled to one vote in any action taken by the Shareholder of the Corporation, (iv) each share of Class B Common Stock shall have sufficient number of votes such that the holders of Class B Common Stock shall constitute 51% of the votes cast in any action taken by the Shareholders of NEWCO, and (v) each share of Class A Common Stock shall have sufficient number of votes such that the holders of Class A Common Stock shall constitute 49% of the votes cast in any action taken by the Shareholders of NEWCO. Except with respect to the election of the Board of Directors of NEWCO, the Class A Common Stock and the Class B Common stock shall vote together as a single group. These voting rights with respect to voting power of the Shareholders of NEWCO are limited to daily operational events and not applicable to decisions that would materially affect the structure, disposition of assets, operations or leadership of the company, voting rights in the case of the aforementioned events shall be proportionately distributed in accordance with share ownership, one vote is equal to one share owned.

2.2 THE PARTIES AGREE THAT THE POWERS OF THE DIRECTORS WILL BE RESTRICTED AND, EXCEPT WITH THE WRITTEN CONSENT OF ALL OF THE SHAREHOLDERS:

                        a.   NO DIVIDENDS SHALL BE DECLARED;
                        b.   no management or consulting fees shall be paid;
                        c. no additional shares in the capital stock of the Corporation shall be issued or allotted;
                        d. there shall be no material change in the nature of the business of the Corporation nor any action taken which may lead to or result in such material change;
                        e. the Corporation shall not directly nor indirectly make loans or advances, give guarantees for, invest in, or give security for or guarantee the debts of any other corporation or person;
                        f. the Corporation shall not shall not sell, lease, exchange or dispose of its undertaking or any part thereof as an entirety or substantially as an entirety;
                        g. the Corporation shall not hypothecate, mortgage, pledge or otherwise encumber its assets or any of them except as may be

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                             required by its  bankers  in  connection  with its
                             normal banking activities and arrange lines of credit;
                        h. the number of Directors shall not be increased nor decreased;
                        i. if at any time or from time to time additional shares in the capital of the Corporation are to be allotted, issued or sold, then they shall be allotted, issued and sold to the Shareholders pro rata in relation to their then existing Proportionate Shareholdings; and
                        j. there will be no amendments to any of the Corporation's by-laws or the Articles of Incorporation.

2.3 NEWCO BOARD OF DIRECTORS. Upon formation of NEWCO, FAVE, as Parent and sole incorporator to the new subsidiary shall appoint an initial Board of Directors of NEWCO, with G2A electing 3 members of the Board of Directors and FAVE electing 2 members of the Board of Directors as set forth in Schedule "O" hereto. Following election of such Board of Directors, the Board of Directors shall take appropriate actions to elect initial officers of NEWCO as set forth in Schedule "P" hereto. The officers and directors as selected shall continue as the officers and directors of NEWCO following the consummation of the transaction set forth in this Agreement, subject to the terms and conditions set forth in the NEWCO Articles of Incorporation and Bylaws.

2.4 NEWCO BYLAWS. Following formation of NEWCO and appointment of the Board of Directors, the Board of Directors and the Shareholders as appropriate, shall take all necessary formation and organizational actions, including but not limited to adoption of corporate Bylaws in the form attached hereto as Exhibit "A."

                                   ARTICLE III
                       CONTRIBUTION OF ASSETS AND CLOSING
                       ----------------------------------

3.1 CONTRIBUTIONS BY G2A AND FAVE. Subject to and upon the terms and conditions of this Agreement and the terms and conditions set forth in the Assignment Agreement attached hereto as Exhibit "B," which shall be executed and delivered by both FAVE and G2A at the Closing, and following the formation of NEWCO as described in Article I above:

   (a) FAVE shall transfer, assign, convey and deliver good and marketable title to FAVE Assets (as defined below) to NEWCO, and NEWCO shall acquire the FAVE Assets from FAVE, free and clear of any Encumbrances other than Encumbrances specifically assumed by NEWCO and listed on Schedule "Q" hereof, solely in exchange for the issuance of eighty percent (80%) of the total share of Common Stock in NEWCO, which shall consist solely of shares of Class "A" Common Stock Closing ("FAVE NEWCO Shares"), with such number of shares to be determined by agreement of the parties prior to the Closing. The transfer, assignment and conveyance of the FAVE Assets shall be made by the execution and delivery at Closing of a warranty bill of sale ("Bill of Sale"), stock transfers, and such other

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          recordable deeds and instruments of assignment, transfer and conveyance as NEWCO shall request. Upon the Closing hereof, FAVE shall transfer and deliver all of the fully executed Conveyance Documents, and NEWCO shall deliver FAVE Shares to FAVE.

   (b) G2A shall transfer, assign, convey and deliver good and marketable title to the G2A Assets (as defined below) to NEWCO, and NEWCO shall acquire the G2A Assets from G2A, and assume the G2A Assumed Liabilities from G2A, solely in exchange for the issuance of twenty percent (20%) of the total shares of Common Stock in NEWCO, which shall consist solely of shares of Class "B" Common Stock ("G2A NEWCO Shares"), the transfer of certain shares of voting common stock in FAVE as more fully described in Section 3.2 of this Agreement, and payment of $200,000 to be held in escrow ("the "Escrow Amount") as described in section 3.3 below. The transfer, assignment and conveyance of the G2A Assets shall be made by the execution and delivery at Closing of a warranty bill of sale ("Bill of Sale"), stock transfers, and such other recordable deeds and instruments of assignment, transfer and conveyance as NEWCO shall request. Upon the Closing hereof, G2A shall transfer and deliver all of the fully executed Conveyance Documents, and NEWCO shall deliver the G2A Shares to G2A. NEWCO shall also take assignment of and assume all G2A Assumed Liabilities that exist on the Closing Date.

3.2 TRANSFER OF SHARES IN FAVE CORPORATION. On the Closing Date, FAVE shall deliver to G2A, or to the G2A Members at the election of G2A, an amount equal to 1,850,000 shares of common voting stock in FAVE, a Florida corporation, free and clear of all Liens, Encumbrances, or restrictions, except for such restrictions as are set forth in the Registration Rights Agreement, attached hereto as Exhibit "C" ("Registration Rights Agreement") which shall be executed by FAVE as of the Closing Date and as a condition to the closing of the transactions contemplated hereby. Such shares shall include registration rights as set forth in the Registration Rights Agreement.

3.3 PAYMENT TO G2A. The Escrow Amount ($200,000.00 referred to in Section shall deliver to G2A, or to the G2A Members at the election of G2A, an amount equal to 1,850,000 shares of common voting stock in FAVE, a Florida corporation, free and clear of all Liens, Encumbrances, or restrictions, except for such restrictions as are set forth in the Registration Rights Agreement, attached hereto as Exhibit "C" ("Registration Rights Agreement") which shall be executed by FAVE as of the Closing Date and as a condition to the closing of the transactions contemplated hereby. Such shares shall include registration rights as set forth in the Registration Rights Agreement.


3.4 CLOSING. G2A and FAVE shall as promptly as possible notify each other when the conditions to such Party's obligations to complete the transactions contemplated by this Agreement have been satisfied or waived. The Closing shall take place at the offices of 5th

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     Avenue Channel Corp. at a mutually acceptable time following the satisfaction or waiver of the conditions set forth in this Agreement (other than conditions involving actions which will take place at the Closing) or at such other time, date and place as G2A and FAVE shall agree in writing. The date on which the Closing occurs is hereafter referred to as the "Closing Date."

                                   ARTICLE IV
                 GENERAL REPRESENTATIONS AND WARRANTIES OF FAVE
                 ----------------------------------------------

     FAVE represents and warrants to G2A and the G2A Members, that all of the statements contained in this Article IV are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date.

4.1 ORGANIZATION; QUALIFICATION OF FAVE. FAVE (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida; (b) has all required Permits and full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if FAVE is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a FAVE Material Adverse Effect. FAVE has heretofore delivered to G2A complete and correct copies of the certificate of incorporation and by-laws of FAVE as presently in effect. G2A acknowledges facts relative to the current status and potential liabilities related to the MMDS frequency licenses in the Wausau/Stevens Point, Wisconsin and the Hickory North Carolina BTAs as set forth in FAVE's filings with the Securities and Exchange Commission. FAVE represents, warrants, covenants and agrees that FAVE shall use its best efforts and its own expense, with the assistance of its new subsidiary NEWCO to bring into good standing, the FCC frequency licenses in the Wausau/Stevens Point, Wisconsin BTAs and the Hickory, North Carolina BTA and to provide for use of such frequencies for two-way transmission, and to seek FCC approval of the transfer of ownership of such licenses. The Closing and binding nature of this agreement is not dependent or conditional on FAVE's ability to bring into good standing, the FCC frequency licenses in the Wausau/Stevens Point, Wisconsin BTA's and the Hickory, North Carolina BTA.

4.2 SUBSIDIARIES AND AFFILIATES. FAVE has disclosed to G2A the name and jurisdiction of incorporation of each FAVE Subsidiary and, as of the date hereof, the approximate percent of the outstanding shares of each FAVE Subsidiary owned by FAVE. FAVE has provided G2A with a complete and accurate list of each other entity of which, as of the date hereof, FAVE has a direct or indirect equity ownership interest. Each FAVE Subsidiary
     (a) is a corporation or limited liability company duly organized or formed,

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     validly existing and in good standing under the laws of its state of incorporation; (b) has all required Permits and full corporate or limited liability company power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation or limited liability company in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if a FAVE Subsidiary is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a FAVE Material Adverse Effect. FAVE has heretofore made available to G2A complete and correct copies of the Organizational Documents, of each FAVE Subsidiary, as presently in effect.

4.3  CAPITALIZATION OF FAVE.

    (a) The authorized capital stock of FAVE consists of (i) fifty million (50,000,000) shares of FAVE Common Stock, of which, as of the date hereof, approximately twenty-eight million (28,000,000) shares were issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of any Person.

    (b) Except as set forth above, and except as disclosed on Schedule "____" attached hereto, and except for the transactions contemplated by this Agreement and the issuance of shares under employee and director stock option plans and employee stock purchase plans of FAVE and its affiliates, (the terms of which have been fully disclosed in writing to G2A) as of the date hereof, (i) there are no securities outstanding which are convertible into or exercisable or exchangeable for shares of capital stock of FAVE, and (ii) there are no outstanding options, rights, Contracts, warrants, subscriptions, conversion rights or other agreements or commitments pursuant to which FAVE may be required to purchase, redeem, issue or sell any shares of capital stock or other securities of FAVE.

   (c) The issued and outstanding shares of capital stock of, or other other interests in, each of the FAVE Subsidiaries that are owned by FAVE or any of its Subsidiaries have been duly authorized and are validly issued, and, with respect to capital stock, are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights of any Person. All such issued and outstanding shares or other equity interests that are indicated as owned by FAVE or one of the FAVE Subsidiaries are owned beneficially by FAVE or such Subsidiaries as set forth therein and free and clear of all Liens and encumbrances.

4.4 AUTHORIZATION OF AGREEMENT. FAVE and each relevant FAVE Subsidiary has all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by them at the Closing, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated

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     hereby and thereby. The Board of Directors of FAVE has approved the
     Transaction. The execution and delivery by FAVE of this Agreement and each instrument required hereby to be executed and delivered by them at the Closing and the performance of their obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of FAVE. This Agreement has been duly executed and delivered by FAVE and, assuming due authorization, execution and delivery hereof by FAVE, constitutes the legal, valid and binding obligation of FAVE, enforceable against the Buyers in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

4.5 CONSENTS AND APPROVALS; No Violations. None of the execution, delivery or performance of this Agreement by FAVE, or the consummation by FAVE of any of the transactions contemplated hereby, will (i) conflict with or result in any breach of any provision of the Organizational Documents of FAVE or any FAVE Subsidiary, (ii) require any Consent of any Governmental Entity,
     (iii) require any Consent of any other Person (including consents from parties to loans, Contracts, leases and other agreements to which FAVE or any affiliate of FAVE is a Party), (iv) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract, or (v) violate any Law, Order or Permit applicable to FAVE or any affiliate of FAVE or any of their properties or assets, excluding from the foregoing clauses (iii), (iv) and (v) such absences of required consents, violations, breaches or defaults which would not, individually or in the aggregate, have a FAVE Material Adverse Effect or adversely affect FAVE's ability to consummate the Transaction.

4.6  FINANCIAL STATEMENTS.

    (a) FAVE has timely filed as of the date hereof and will file as of the Closing Date all reports required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the federal securities Laws and the SEC rules and regulations thereunder. Each of such reports complied in all material respects with applicable requirements of the Exchange Act (collectively, the "FAVE SEC Reports"). None of the FAVE SEC Reports, as of their respective dates, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, truthful or not misleading.

   (b) The consolidated statements of financial position and the related consolidated statements of operations, stockholders' equity and cash flows (including the related notes thereto) of FAVE included in the FAVE SEC Reports (the "FAVE Financial Statements") complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect

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         thereto, have been prepared in conformity with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the consolidated financial position of FAVE as at their respective dates, and the consolidated results of its operations and its cash flows for the periods presented therein subject, in the case of the unaudited interim financial statements, to normal and recurring year-end adjustments.

4.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the last quarterly filing with the SEC, (i) the business of FAVE and its Subsidiaries has been carried on only in the ordinary and usual course consistent with past practice and (ii) there has not occurred any event, development or change which, individually or in the aggregate, has resulted in or is reasonably likely to result in a FAVE Material Adverse Effect.

4.8 LITIGATION. There is no Litigation pending, or to the Knowledge of FAVE, threatened, against or involving FAVE or any FAVE Subsidiary or any of their respective assets as to which there is a reasonable possibility of an adverse determination and that, if determined adversely to FAVE or any FAVE Subsidiary, would reasonably be expected, individually or in the aggregate, to have a FAVE Material Adverse Effect or, as of the date hereof, which in any way may prevent, enjoin, alter or delay the Transaction or have a Material Adverse Effect on the FAVE Assets or the operation of NEWCO following consummation of the transaction contemplated hereby.

4.9 COMPLIANCE WITH LAWS. FAVE and each FAVE Subsidiary is and has been in compliance with all applicable Laws, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a FAVE Material Adverse Effect or have a Material Adverse Effect on the FAVE Assets or the operation of NEWCO following consummation of the transaction contemplated hereby. Neither FAVE nor any FAVE Subsidiary has received any notice or other communication (whether written or oral) from any Person regarding any actual, alleged, possible or potential violation of or failure to comply with any Law, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a FAVE Material Adverse Effect. Neither FAVE, any person controlling, controlled by or under common control with FAVE, nor any Venture Fund is or has been an investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or required to be registered under the Investment Company Act, in each case, after giving effect to Rule 3a-2 thereunder. Immediately after giving effect to the Closing of the Transaction, none of FAVE, any FAVE Subsidiary, Newco nor any Person controlling, controlled by or under common control with, FAVE will be an investment company as defined in Section 3(a) of the Investment Company Act, without giving effect to Rule 3a-2 thereunder.

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4.10 ENVIRONMENTAL MATTERS. Except as is not reasonably likely to result in a
     FAVE Material Adverse Effect or have a Material Adverse Effect on the FAVE Assets or the operation of NEWCO following consummation of the transaction contemplated hereby:

   (a) FAVE and each of the FAVE Subsidiaries (i) has been and is in compliance with all applicable Environmental Laws; (ii) has obtained all Permits required for the operation of its businesses by any applicable Environmental Law (collectively "Environmental Permits") and all such Environmental Permits are in full force and in effect, no appeal nor any other action is pending to revoke any such Environmental Permit; and (iii) is in compliance with all such Environmental Permits, and has filed in a timely manner all applications to renew such Environmental Permits or to obtain new Environmental Permits to the extent such applications are currently required.

   (b) There has been no release of any Hazardous Material that would reasonably be likely to form the basis of any Environmental Claim against FAVE or any FAVE Subsidiary at the properties owned or leased by FAVE or any FAVE Subsidiary (the "FAVE Properties"). To the Knowledge of FAVE, FAVE Properties are not adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other property. There were no Releases of Hazardous Materials on properties formerly owned or operated by FAVE or any FAVE Subsidiary, or any predecessors thereof, during the period of such operation or ownership, that would reasonably be likely to result in an Environmental Claim against FAVE or any FAVE Subsidiary.

   (c) Neither FAVE nor any FAVE Subsidiary has manufactured, used, generated, stored, treated, transported, disposed of, released, or otherwise managed any Hazardous Material at any of the Parties' Properties.

   (d) Neither FAVE nor any FAVE Subsidiary: (i) has any liability for response or corrective action for natural resources damage, or any other harm pursuant to any Environmental Law, (ii) is subject to, or has Knowledge of, any Environmental Claim involving FAVE or any FAVE Subsidiary, or (iii) has any Knowledge of any condition or occurrence at any of the FAVE Properties which could form the basis of an Environmental Claim against FAVE or any FAVE Subsidiary, or any of the FAVE Properties.

   (e) The FAVE Properties are not subject to any, and neither FAVE nor any FAVE Subsidiary has any Knowledge of any, imminent restriction on the ownership, occupancy, use or transferability of the FAVE Properties in connection with any (i) Environmental Law or (ii) Release or threatened Release of any Hazardous Material.

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   (f)   There are no conditions or circumstances at the FAVE Properties that pose a risk to the environment or the health and safety of any Person, or would require any remedial action.

   (g) Neither FAVE nor any FAVE Subsidiary has been subject to any inquiry or request for information related to its disposal, treatment, storage or recycling, or the arrangement for said activities, of any Hazardous Material or waste, at any property other than the FAVE Properties.

   (h) To the Knowledge of FAVE, neither FAVE nor any FAVE Subsidiary or any predecessor thereto has disposed, recycled, treated, stored, or arranged for said activities, at any property that is listed or proposed for listing on the Federal National Priorities List, the Federal CERCLIS list, or any list compiled pursuant to state statutes or Laws that are analogous to the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.

   (i) The FAVE Properties do not contain any underground storage tanks, landfills, electrical equipment containing polychlorinated biphenyls, surface impoundments, friable asbestos-containing materials, or hazardous waste treatment, storage or disposal units that either have or require a Permit pursuant to any Law.

   (j) Neither FAVE nor any FAVE Subsidiary has received a communication (written or oral) that alleges that FAVE or any FAVE Subsidiary is not in compliance with any Environmental Law.

   (k)   As used in this Agreement:

   (i) "Environmental Claim" means any investigation, notice of violation, demand, allegation, action, suit, Order, consent decree, penalty, fine, Lien, proceeding or claim (whether administrative, judicial or private in nature) arising: (i) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or actual or alleged activity associated with any Hazardous Material; (iii) from any abatement, removal, remedial, corrective or other response action in connection with any Hazardous Material, Environmental Law or Order; or (iv) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

   (ii) "Environmental Law" means any Law pertaining to: (i) the protection of health, safety and the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession,

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              presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water and ground water); and includes the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., and the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 5101, et seq. The Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. 1986, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 et seq., the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., any similar state laws and the regulations related thereto or other Laws.

   (iii) "Hazardous Material" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any hazardous or toxic waste, material or substance regulated under any Environmental Law.

   (iv) "Hazardous Material" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any hazardous or toxic waste, material or substance regulated under any Environmental Law.

4.11 INTELLECTUAL PROPERTY.(THE FOLLOWING SECTIONS ONLY REFER TO THE VIPER TECHNOLOGY AND THE WIRELESS CABLE OPERATIONS OF FAVE)

   (a) Intellectual Property.(The following sections only refer to the VIPER technology and the Wireless Cable Operations of FAVE)

   (b) There is no pending or, to the Knowledge of FAVE, threatened (in writing) claim, suit, arbitration or other adversarial proceeding (collectively, "Claims") before any court, agency, arbitral tribunal, or registration authority in any jurisdiction (i) involving any item of material Intellectual Property owned by FAVE or a FAVE Subsidiary as related to the Wireless Cable Operations, (ii) alleging that the activities or the conduct of FAVE's or a FAVE Subsidiary's business as related to the Wireless Cable Operations does or will infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third Party or (iii) challenging the ownership, use, validity, enforceability or registrability of any material Intellectual Property by FAVE or a FAVE Subsidiary. There are no

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         settlements, forbearances to sue, consents, judgments, or orders or similar obligations (other than license agreements in the ordinary course of business) which (a) restrict FAVE's or a FAVE Subsidiary's rights to use any material Intellectual Property, (b) restrict FAVE's or a FAVE Subsidiary's business as related to the Wireless Cable Operations in order to accommodate a third Party's intellectual property rights or (c) permit third parties to use any Intellectual Property owned by FAVE or a FAVE Subsidiary as related to the Wireless Cable Operations, except for such Claims as have not resulted, and could not reasonably be expected to result, in a FAVE Material Adverse Effect.

   (c) To the Knowledge of FAVE, no third Party is making unauthorized use of or infringing in any material respect upon any material Intellectual Property owned by FAVE or a FAVE Subsidiary as related to the Wireless Cable Operations.

   (d) FAVE and its Subsidiaries have taken commercially reasonable actions to protect each item of material Intellectual Property owned by any of them, except where the failure to take such actions has not resulted and could not reasonably be expected to result in a FAVE Material Adverse Effect.

   (e) Neither FAVE nor any FAVE Subsidiary is in material violation of any agreement relating to any Intellectual Property material to its business or operations, except for such violations as have not resulted, and could not reasonably be expected to result, in a FAVE Material Adverse Effect. The consummation of the transactions contemplated hereby will not result in the loss or material impairment of FAVE's or a FAVE Subsidiary's rights to own or use any Intellectual Property material to its business or operations, except where such loss or impairment could not reasonably be expected to result in a FAVE Material Adverse Effect.

4.12 BROKERS. No broker, finder, investment banker or other Person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of FAVE or any FAVE Subsidiary.

4.13 TAXES.

   (a) Each of FAVE and its Subsidiaries has (i) duly and timely filed (including all applicable extensions granted without penalty) all material Tax Returns required to be filed, and such Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provision in the financial statements of FAVE (in accordance with GAAP) for all material Taxes shown to be due on such Tax Returns.

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   (b)   (i) neither FAVE nor its Subsidiaries has requested any extension of time within which to file any Tax Return in respect of any taxable period and no request for waivers of the time to assess any Taxes are pending or outstanding, (ii) with respect to each taxable period of FAVE and its Subsidiaries, the federal and state income Tax Returns of FAVE and its Subsidiaries have been audited by the Internal Revenue Service or the appropriate state Tax Authorities or the time for assessing and collecting income Tax with respect to such taxable period has closed and such taxable period is not subject to review, (iii) all Taxes due with respect to completed and settled examinations or concluded litigation relating to FAVE or any of its Subsidiaries have been paid in full or adequate provision has been made for any such amounts in the financial statements of FAVE (in accordance with GAAP) and (iv) there are no material liens for Taxes upon the assets or property of any of FAVE or its Subsidiaries except for statutory liens for Taxes not yet due.

                                    ARTICLE V
 REPRESENTATIONS AND WARRANTIES OF FAVE RELATING SPECIFICALLY TO THE FAVE ASSETS
 -------------------------------------------------------------------------------

5.1 REPRESENTATIONS AND WARRANTIES RELATING TO MMDS FREQUENCIES. FAVE represents and warrants to G2A and the G2A Members, that all of the statements contained in this Section 5.1 are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date.

   (a) Set forth on Schedule "R" hereto is a list of each of the transmitter site leases and transmitter site lease option agreements (the "FAVE Site Agreements") held by a FAVE Company on the date of this Agreement. Except as set forth on Schedule "R", each FAVE Site Agreement will be in full force and effect on the Closing Date and will create lease or lease option rights owned by NEWCO. There is no material default under any FAVE Site Agreement, and, to FAVE's knowledge, no Party to any FAVE Site Agreement has given any other Party thereto any notice of material default thereunder. Schedule "R" accurately sets forth, for each FAVE Site Agreement, the parties, the location of the real property subject thereto, the rental payments and the term. True copies of all FAVE Site Agreements have been provided to G2A.

   (b) FAVE will provide G2A with a list of frequencies and channels ("license diagram") that will be listed as an exhibit to this agreement. Such list will accurately reflect those frequencies and channels that are being granted to NEWCO pursuant to this agreement.

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   (c)   (i) None of the material real property leased to or under lease option granted pursuant to a FAVE Site Agreement is subject to any condemnation proceeding, (ii) no lease of any such real property exists which would materially interfere with the use of such property as contemplated in the FAVE Site Agreement for the property, (iii) there is no existing written notice covering future condemnation thereof, and
         (iv) FAVE has no reason to believe that any such real property will be condemned or subject to material condemnation proceedings.

   (d) There are no leases, rental agreements, option agreements, employment contracts, or contracts for service or maintenance existing and relating to or connected with the occupancy or operation of any of the real property subject to a FAVE Site Agreement other than as listed on Schedule "R". True and complete copies of all such agreements have been provided to G2A. Neither FAVE nor any Affiliate of FAVE has any interest, present or future, in any of such real property.

   (e) All of the real property subject to FAVE Site Agreements is accessible directly from public streets or is accessible in accordance with valid public or private easements which, if necessary, are included in the applicable FAVE Site Agreement.

   (f) The FAVE Operating System may be considered to include or provide programming to any "cable system," as that term is defined in 47 U.S.C.
         Section 522(7). The FAVE Operating Subsidiary may be referred to as a "cable operator," as that term is defined in 47 U.S.C. Section 522(5).

   (g) Each license, conditional license or other FCC authorization (each an "FCC License") allowing the construction or the operation of station facilities by a lessor of channel capacity who is obligated to lease the capacity of the station (in whole or in part) under a lease agreement or management/option agreement held by a FAVE Company, is in full force and effect, and neither the licensee of such FCC License nor the FCC License is subject to any complaint, investigation or proceeding by or before the FCC, or on appeal from the FCC, which looks toward or would result in the revocation, modification or non-renewal of the FCC License. Each of such FCC Licenses for an MMDS, MDS or ITFS station has a construction completion date which has not elapsed or, if such date has elapsed, a properly filed request to the FCC to extend that date for at least six (6) months shall be filed by FAVE on a timely basis. The FCC has granted one or more FCC Licenses to each lessor of the channel capacity subject to the lease and lease/option agreements of the FAVE Companies allowing that lessor to construct and/or operate each station required for the lessor to provide to the lessee under each such agreement executed by such lessor the channel capacity subject to that agreement.

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   (h)   Schedule "S" hereto sets forth true and correct information concerning the Subscriber rates and offered programming channels for the FAVE Operating Systems as of the date of this Agreement.

   (i) Schedule "___" hereto sets forth true and correct information concerning the Subscriber rates and offered programming channels for the G2A Operating Systems as of the date of this Agreement.

   (j) Except for ordinary wear and tear, the equipment used in each FAVE Operating System, including but not limited to Equipment and Subscriber Equipment, is in good operating condition, does not require and is not reasonably expected to require any special or extraordinary expenditures to remain in such condition, and can be used for its intended purpose.

   (k) All transmitters used in FAVE Operating Systems meet all material applicable FCC type acceptance and frequency stability requirements.

   (l) No FAVE Operating System has received any complaint that it, or any channels used in it, is causing interference to any reception, transmission or detection system.

   (m) Neither any FAVE Company, nor any lessor of transmission capacity used in any FAVE Operating System, requires any additional FCC authorization for any FAVE Operating System to operate as currently operated.

   (n) FAVE owns (or has a valid leasehold interest in) all assets used or held for use in the Lacrosse wireless cable system and licenses the Costa Rica wireless microwave frequencies.

   (o) FAVE has the written consent to the retransmission of each Broadcast Station whose signal is "retransmitted" by a FAVE Operating System. The term "retransmitted" means the receipt and retransmission of a signal, but does not include the reception described in FCC Rule 76.64(e). A true and complete list of each FAVE Operating System retransmission consent agreement, including the duration and the payment terms of such agreement, is set forth on Schedule "T" hereto.

   (p) FAVE or the appropriate FAVE Subsidiary has not filed at the FCC the FCC Forms 395M because FAVE meets a specific exemption and does not fall into a category that the requirement is intended for as is found in Rule 76.77.

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   (q)   To the knowledge of FAVE, the conduct of each FAVE Company's business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons.

   (r) There are no material actions, suits, proceedings, orders, investigations or claims pending or threatened against or affecting any FAVE or any FAVE Subsidiary, as related to the FAVE Assets, at law or in equity, or before or by any Governmental Body (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither FAVE nor any FAVE Subsidiary is subject to any material arbitration proceedings as related to the FAVE Assets under collective bargaining agreements or otherwise or, to the best of FAVE's knowledge, any material governmental investigations or inquiries; and, to the best of FAVE's knowledge, there is no basis for any of the foregoing. Neither FAVE nor any FAVE Subsidiary has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which may be material to its business. Items relative to this paragraph (r) which are disclosed in FAVE's public filings shall be excepted from the representations set forth in this paragraph (r).

   (s) Except as otherwise expressly noted on the Schedules attached hereto, FAVE and, to the best of FAVE's Knowledge the FCC Licensees and the FCC Permittees are in material compliance with, and not in default under or in violation of, the Act, the FCC Rules, the FAA Rules, the Copyright Act, the Copyright Rules, other Legal Requirements applicable to the FCC Licenses or FCC Permits being contributed to NEWCO pursuant to the terms hereof. Except as otherwise expressly noted on the Schedules attached hereto, FAVE has no Knowledge and has received no notice of noncompliance with, default under or violation of the Act, the FCC Rules, the FAA Rules, the Copyright Act, the Copyright Rules, other Legal Requirements and the applicable FCC Licenses or FCC Permits. No condition exists or event has occurred with respect to FAVE and, to the best of FAVE's Knowledge, the FCC Licensees, the FCC Permittees, or any of the FCC Licenses or FCC Permits which, in itself or with giving of notice or the lapse of time or both, would (i) constitute or result in a violation of the Act, any FCC Rule, any FAA Rule, the Copyright Act or the Copyright Rules, (ii) constitute a default in the due performance and observation of any term, covenant or condition of any of the FCC Licenses or FCC Permits, (iii) result in a forfeiture, the denial, dismissal or the suspension, termination, revocation, material impairment, material adverse modification or nonrenewal of any FCC License or FCC Permit, or (iv) adversely affect any of the material rights of FAVE, any FCC Licensee or FCC Permittee under any of the FCC Licenses or FCC Permits. (Items relative to this

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         paragraph (s) which are disclosed in FAVE's public filings shall be excepted from the representations set forth in this paragraph (s).

   (t) Except as would not have a Material Adverse Effect, FAVE has, and at the Closing Date will have, complied in all respects with all applicable Legal Requirements and Orders of any Governmental Authority having jurisdiction over it or its operations with respect to each Market, including, but not limited to, all FCC Rules and any laws (including Environmental Laws), rules or regulations regulating, if applicable, zoning, fair and equal employment practices, the safety of the workplace, the discharge of materials into the Environment or otherwise relating to the protection of the Environment, antitrust, antimonopoly or anticompetitive activities, wages, hours, collective bargaining and the payment of withholding and social security taxes. There are no Orders outstanding or in effect against or relating to FAVE, the FAVE Assets, the transactions contemplated by this Agreement, other than Orders issued with respect to the Wireless Cable industry generally and in the normal course of regulation, which could, individually or in the aggregate, (i) have a Material Adverse Effect,
         (ii) hinder FAVE's ability to fully perform its material obligations under this Agreement, or (iii) eliminate or materially diminish the benefits of this Agreement for NEWCO. FAVE has not received any notice (written or otherwise) from any Person to the effect that, or otherwise been advised that, FAVE or any FAVE Asset is not in compliance with any applicable law, ordinance, regulation, building or zoning law relating to the Assets or the Business and FAVE has no reason to anticipate that any presently existing circumstances are likely to result in a violation of any such law, statute, ordinance or regulation.

   (u) FAVE has not accepted the electrical interference to the Channels from any source, has not consented to the grant of any application involved with the FCC that is likely to result in any electrical interference to the channels, and has not failed to timely petition to deny any application that proposes facilities that would theoretically or actually cause objectionable electrical interference to the Channels. Except as otherwise expressly noted on the Schedules attached hereto, and to the best of FAVE's Knowledge, no FCC Licensee or FCC Permittee in any Market is likely to experience interference which will adversely impact operation of the facilities it has constructed and/or operated, or could be constructed or operated once such facilities are constructed and operated, or is likely to create interference which will adversely impact the operation of other facilities licensed by the FCC to other Persons; for purposes of this Section, interference shall be deemed to exist if within an FCC Licensee's protected service area, the ratio of the desired signal to the undesired signal, at the antenna input terminals of the affected received, is less than 45 dB.

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   (v)   Listed on Schedule "U" attached hereto are all the amendments submitted, and the notices, reports and other documents filed by FAVE or any other Party and, to the best of FAVE's Knowledge, the FCC Licensees with respect to each Market, the FCC Licenses, the FCC Permits, the Assets and each Market to and with the FCC, the FAA and any other Governmental Authority. Except as otherwise expressly noted on Schedule "U," FAVE and, to the best of FAVE's Knowledge the FCC Licensees and the FCC Permittees have each timely submitted to the FCC, the FAA and all other Governmental Authorities all notices, reports and other documents which have been or are required by the Act, the FCC Rules, the FAA Rules and other Legal Requirements with respect to each Market, the FCC Licenses, the FCC Permits, the Assets and each Market, except where the failure to do so would not (i) have a Material Adverse Effect, (ii) hinder FAVE's ability to fully perform its material obligations under this Agreement, or (iii) eliminate or materially diminish the benefits of this Agreement for NEWCO. No petitions to deny or informal objections have been filed against any of the amendments listed on Schedule "U." True, complete and accurate copies of all amendments, notices, reports and other documents filed by FAVE and to the best of FAVE's Knowledge, the FCC Licensees and the FCC Permittees with respect to each Market, the FCC Licenses, the FCC Permits, the Assets and each Market with the FCC, the FAA, the Copyright Office and other Governmental Authorities have been delivered to NEWCO by FAVE.

   (w) There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon any FAVE Company.

   (x) Each FAVE Company has complied in all material respects with all laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and FAVE is not aware that any FAVE Company has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances).

   (y) (a) FAVE owns, holds or possesses, and at the Closing Date will own, hold or possess, all Governmental Permits which are necessary to entitle it to own or lease, operate and use the FAVE Assets and to carry on and conduct its business as currently conducted except with respect to Applications for which Licenses have not been granted, if any. To FAVE's knowledge, there are no existing or threatened investigations, inquiries or proceedings by or before the FCC which could result in the revocation, cancellation, suspension, forfeiture or material adverse modification of any FCC authorization or Application except for those items

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         disclosed in FAVE's public filings with the SEC. (b) The FCC Licenses and the FCC Permits listed on Schedule "V" attached hereto, constitute all of the FCC Authorizations held or leased by FAVE with respect to each Market and are all of the FCC Authorizations used, useable, held for use in or in conjunction with or otherwise associated with, required or necessary to the lawful operation of each Market or the Business. Except as otherwise expressly noted on Schedule "V," each of the FCC Licenses and the FCC Permits (i) is currently and validly held by the Person identified as the holder thereof on Schedule "V," (ii) authorizes said holder to construct and operate a facility transmitting video and audio programming and two-way transmission of broadband Internet transmission on the Channels, (iii) was validly issued, (iv) is validly existing and in full force and effect, and (v) is not subject to any conditions other than such conditions as are generally applicable to licenses and permits issued by the FCC with respect to ITFS, MDS or MMDS Channels.

   (z) From the date of this agreement through the Closing Date, FAVE shall maintain the current operation and ITFS, MMDS and MDS frequencies subject to this Agreement in accordance with good engineering practices and in compliance with the rules and regulations of the FCC and shall conduct the business of the station in the usual manner and shall exercise good faith and due diligence in the operation of the station in accordance with the terms of its licenses; shall keep all of the FAVE Assets in a normal state of repair and operating efficiency, customary in such business and shall use its best efforts to preserve the business organization intact, and to preserve the goodwill associated with the FAVE Assets.

   (aa) As of the Closing, the FAVE shall hold all licenses necessary or appropriate for the operation of wireless two-way transmission in each of the Markets and such licenses shall be current and in good standing.

   (bb) NEWCO, after the Closing, will own or lease all tangible assets necessary for the conduct of the business in the Lacrosse markets as presently conducted. Each such tangible asset which is personal property is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it is presently used, other than defects and failures which would not, individually or in the aggregate, have a Material Adverse Effect. None of the Assets are subject to any Lien or Encumbrance.

   (cc) As of the Closing Date, FAVE will use its best efforts to bring the obligations that are currently in default with the FCC on the Hickory/Wausau/Stevens Point MMDS frequency licenses into good standing, to have such frequencies approved for two-way transmission, to have conditional approval permitting build out

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         issued, to make all payments necessary to bring such licenses current through the Closing Date and to have the transfer of control to NEWCO approved by the FCC.

   (dd) The representations and warranties of FAVE contained in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, FAVE shall be true and correct in all material respects on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

   (ee) Schedule "W" is a complete and correct list of all Intellectual Property owned or used by FAVE or any FAVE Subsidiary related to the FAVE Assets. No person has any right to receive any royalty or similar payment arising from the Intellectual Property. Except as set forth on said Schedule "W," FAVE owns, and at the Closing Date will own, each of said properties; has not granted, and at the Closing Date will not have granted, to any other Person any interest in any of said properties, as licensee or otherwise, with the exception of a limited license agreement granted by FAVE for distribution of the VIPER prototype in Italy, a copy of such license having been provided to G2A prior to the execution of this Agreement; and has, and at the Closing Date will have, filed all certificates, affidavits and other documents, and taken all other actions, necessary to retain its title to said properties and to keep the same in effect. None of said properties is invalid and none infringes upon the personal or property rights of any third Party. From and after the Closing, NEWCO will own or will have the right to use all of the Intellectual Property required or desirable to conduct the Business as it is conducted by FAVE in any Market or as it is contemplated to be conducted by this Agreement and NEWCO.

   (ff) (a) Schedule "A" is a complete and correct list of all Contracts relating directly or indirectly to the FAVE Assets, other than (i) policies of insurance which are listed in Schedule "X," (ii) purchase orders or sales orders, if any, executed in the ordinary course of business at current prices, (iii) commitments not exceeding ONE THOUSAND DOLLARS ($1,000) for any single contract, and (iv) contracts that are cancelable on notice of thirty (30) days or less and will not involve a commitment in excess of ONE THOUSAND DOLLARS ($1,000) for the remaining term of such contract. (b) Except as set forth on Schedule "A" FAVE has performed, and at the Closing Date FAVE will have performed, in all respects all obligations required to be performed by it under each of the Contracts. Except as set forth on Schedule "A" all of the Contracts are, and at the Closing Date will be, legal, valid and binding obligations enforceable in accordance with their respective terms and in full force and effect and there are no defaults (or events which, with notice or lapse of time or both, would constitute a default) by FAVE, or any other Party to any such Contract. Except as otherwise set forth in Schedule

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         "A," no default under any of the Contracts will be caused by the consummation of the transactions contemplated hereby. Any Contracts set forth in the name of other Persons, as lessee, have been duly and validly assigned with all requisite consents and approvals of all parties thereto (including, without limitation, the Institutions) to FAVE, and remain in full force and effect as if FAVE were the initial "lessee" thereunder. There exists no management or related agreements between FAVE and any of its Affiliates with respect to the Assets which would require NEWCO to make any payment whatsoever in the form of management fees or related payments to FAVE or its Affiliates with respect to the Assets and Business following the Closing. (c) Except as expressly noted on Schedule "A," no default or termination has been threatened in writing under any of the Contracts by any Party thereto. Except as otherwise expressly noted on Schedule "A," the Capacity Lease Agreements comply in all respects with the Act and the FCC Rules and, each of the Capacity Lease Agreements, and all amendments thereto, have been filed with and approved by the FCC. Each of the Capacity Lease Agreements, with respect to ITFS, MMDS, MDS Channels provides the lessee (FAVE) thereunder with the right to transmit video and audio programming and two-way data transmission on the associated Channels allows for "channel mapping" and "channel loading", and provides for an initial term of at least ten (10) years, none of which expires prior to May 1st, 2005. (d) Each Site Lease and Site Option allows for the use and operation on the leased property of transmitters, antenna structures, antennas and other associated facilities and permits the transmission from the property of signals containing video and audio programming. (e) True, complete and accurate copies of all Contracts have been delivered to NEWCO by FAVE.

5.2  REPRESENTATIONS AND WARRANTIES RELATED TO WIRELESS CAMERA TECHNOLOGY.
     FAVE represents and warrants to G2A and the G2A Members, that all of the statements contained in this Section 5.2 are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date.

         (a) That it has the full and unencumbered authority and right to convey the entire right, title and interest herein assigned, free and clear of all liens, encumbrances, claims or claims of ownership and that it has not executed and will not execute any agreement in conflict herewith.

         (b) That it will communicate to said Assignee or nominees all facts known to it pertaining to the Wireless Camera Technology and that it will deliver to NEWCO all documentation and other items relating directly or indirectly to the rights granted hereunder, and will arrange for its officers and employees to testify in all legal proceedings, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and declarations and

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              in general perform all acts necessary or proper to aid said
              Assignee or nominees in obtaining, maintaining and enforcing all lawful patent or other grants of protection of said inventions in any and all countries and regions.

         (c) That FAVE: (i) was the sole owner of all rights, title and interest in the Wireless Camera Technology, (ii) has not assigned, transferred, licensed, with the exception of the limited license agreement for distribution of the VIPER technology in Italy, pledged or otherwise encumbered any Wireless Camera Technology or agreed to do so, (iii) has full power and authority to enter into this Agreement and to make the assignment of the Wireless Camera Technology as provided herein, (iv) is not aware of any violation, infringement or misappropriation of any third Party's rights (or any claim thereof) by the Wireless Camera Technology, (v) was not acting within the scope of employment by any third Party when conceiving, creating or otherwise performing any activity with respect to the Wireless Camera Technology and (vi) is not aware of any questions or challenges with respect to the patentability or validity of any claims of any existing patents or patent applications relating to the Wireless Camera Technology.

                                   ARTICLE VI
                      REPRESENTATIONS AND WARRANTIES OF G2A
                      -------------------------------------

G2A represents and warrants to FAVE, that all of the statements contained in this Article VI are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date.

     6.1 ORGANIZATION; QUALIFICATION OF G2A. G2A (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Wisconsin; (b) has all required Permits and full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if G2A is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a G2A Material Adverse Effect. G2A has heretofore delivered to G2A complete and correct copies of all Organizational Documents as presently in effect.

     6.2 SUBSIDIARIES AND AFFILIATES. G2A has disclosed to FAVE the name and jurisdiction of incorporation of each G2A Subsidiary, Joint Venture and Affiliates, as of the date hereof, the approximate percent of the outstanding

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          shares of each G2A Subsidiary owned by G2A. G2A has provided FAVE with a complete and accurate list of each other entity of which, as of the date hereof, G2A has a direct or indirect equity ownership interest. Each G2A Subsidiary (a) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the laws of its state of incorporation; (b) has all required Permits and full corporate or limited liability company power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation or limited liability company in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if a G2A Subsidiary is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a G2A Material Adverse Effect. G2A has heretofore made available to FAVE complete and correct copies of the Organizational Documents, of each G2A
          Subsidiary, as presently in effect.

     6.3 CURRENT MEMBERS. G2A currently has three (3) holders of limited liability company interests. As of the date hereof, (i) there are no securities outstanding which are convertible into or exercisable or exchangeable for limited liability company interests in G2A, and (ii) there are no outstanding options, rights, Contracts, warrants, subscriptions, conversion rights or other agreements or commitments pursuant to which G2A may be required to purchase, redeem, issue or sell any limited liability company interests or other securities of G2A.

     6.4 AUTHORIZATION OF AGREEMENT. G2A has all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by them at the Closing, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The G2A Members have approved the Transaction. The execution and delivery by G2A of this Agreement and each instrument required hereby to be executed and delivered by them at the Closing and the performance of their obligations hereunder and thereunder have been duly and validly authorized by all requisite action on the part of G2A. This Agreement has been duly executed and delivered by G2A and, assuming due authorization, execution and delivery hereof by G2A, constitutes the legal, valid and binding obligation of G2A, enforceable against G2A in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

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     6.5  CONSENTS AND APPROVALS;  NO VIOLATIONS.  None of the execution, delivery or performance of this Agreement by G2A, or the consummation by G2A of any of the transactions contemplated hereby, will (i) conflict with or result in any breach of any provision of the Organizational Documents of G2A or any G2A Subsidiary, (ii) require any Consent of any Governmental Entity, (iii) require any Consent of any other Person (including consents from parties to loans, Contracts, leases and other agreements to which G2A or any affiliate of G2A is a Party), (iv) result in a violation of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract, or
          (v) violate any Law, Order or Permit applicable to G2A or any affiliate of G2A or any of their properties or assets, excluding from the foregoing clauses (iii), (iv) and (v) such absences of required consents, violations, or defaults which would not, individually or in the aggregate, have a G2A Material Adverse Effect or adversely affect G2A's ability to consummate the Transaction.

     6.6 LITIGATION. There is no Litigation pending, or to the Knowledge of G2A, threatened, against or involving G2A or any of their respective assets as to which there is a reasonable possibility of an adverse determination and that, if determined adversely to G2A, would reasonably be expected, individually or in the aggregate, to have a G2A Material Adverse Effect or, as of the date hereof, which in any way may prevent, enjoin, alter or delay the Transaction or have a Material Adverse Effect on the G2A Assets or the operation of NEWCO following consummation of the transaction contemplated hereby.

     6.7 COMPLIANCE WITH LAWS. G2A is and has been in compliance with all applicable Laws, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a G2A Material Adverse Effect or have a Material Adverse Effect on the G2A Assets or the operation of NEWCO following consummation of the transaction contemplated hereby. G2A has not received any notice or other communication (whether written or oral) from any Person regarding any actual, alleged, possible or potential violation of or failure to comply with any Law, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a G2A Material Adverse Effect.

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     6.8  ABSENCE OF CERTAIN CHANGES OF EVENTS. Since September 1st, 2001 (i)
          the business of G2A and its subsidiaries has been carried on only in the ordinary course consistent with past practices and (ii) there has not occurred any event, development or change which, individually of in the aggregate, has resulted in or is reasonably likely to result in a G2A Material Adverse Effect.

     6.9 ABSENCE OF CERTAIN CHANGES OF EVENTS. Since September 1st, 2001 (i) the business of G2A and its subsidiaries has been carried on only in the ordinary course consistent with past practices and (ii) there has not occurred any event, development or change which, individually of in the aggregate, has resulted in or is reasonably likely to result in a G2A Material Adverse Effect.


          (a) G2A and the G2A Subsidiaries (i) has been and is in compliance with all applicable Environmental Laws; (ii) has obtained all Permits required for the operation of its businesses by any applicable Environmental Law (collectively "Environmental Permits") and all such Environmental Permits are in full force and in effect, no appeal nor any other action is pending to revoke any such Environmental Permit; and (iii) is in compliance with all such Environmental Permits, and has filed in a timely manner all applications to renew such Environmental Permits or to obtain new Environmental Permits to the extent such applications are currently required.

          (b) There has been no release of any Hazardous Material that would reasonably be likely to form the basis of any Environmental Claim against G2A or any G2A Subsidiary at the properties owned or leased by G2A or any G2A Subsidiary (the "G2A Properties"). To the Knowledge of G2A, G2A Properties are not adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other property. There were no Releases of Hazardous Materials on properties formerly owned or operated by G2A or any G2A Subsidiary, or any predecessors thereof, during the period of such operation or ownership, that would reasonably be likely to result in an Environmental Claim against G2A or any G2A Subsidiary.

          (c) There has been no release of any Hazardous Material that would reasonably be likely to form the basis of any Environmental Claim against G2A or any G2A Subsidiary at the properties owned or leased by G2A or any G2A Subsidiary (the "G2A Properties"). To the Knowledge of G2A, G2A Properties are not adversely affected

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               by any Release or threatened Release of a Hazardous Material originating or emanating from any other property. There were no Releases of Hazardous Materials on properties formerly owned or operated by G2A or any G2A Subsidiary, or any predecessors thereof, during the period of such operation or ownership, that would reasonably be likely to result in an Environmental Claim against G2A or any G2A Subsidiary.

          (d) Neither G2A nor any G2A Subsidiary has manufactured, used, generated, stored, treated, transported, disposed of, released, or otherwise managed any Hazardous Material at any of the G2A Properties.

          (e) Neither G2A nor any G2A Subsidiary: (i) has any liability for response or corrective action for natural resources damage, or any other harm pursuant to any Environmental Law, (ii) is subject to, or has Knowledge of, any Environmental Claim involving G2A or any G2A Subsidiary, or (iii) has any Knowledge of any condition or occurrence at any of the G2A Properties which could form the basis of an Environmental Claim against G2A or any G2A Subsidiary, or any of the G2A Properties.

          (f) The G2A Properties are not subject to any, and neither G2A nor any G2A Subsidiary has any Knowledge of any, imminent restriction on the ownership, occupancy, use or transferability of the G2A Properties in connection with any (i) Environmental Law or (ii) Release or threatened Release of any Hazardous Material.

          (g) There are no conditions or circumstances at the G2A Properties that pose a risk to the environment or the health and safety of any Person, or would require any remedial action.

          (h) Neither G2A nor any G2A Subsidiary has been subject to any inquiry or request for information related to its disposal, treatment, storage or recycling, or the arrangement for said activities, of any Hazardous Material or waste, at any property other than the G2A Properties.

          (i) To the Knowledge of G2A, neither G2A nor any G2A Subsidiary or any predecessor thereto has disposed, recycled, treated, stored, or arranged for said activities, at any property that is listed or proposed for listing on the Federal National Priorities List, the

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               Federal CERCLIS list, or any list compiled pursuant to state statutes or Laws that are analogous to the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.

          (j) The G2A Properties do not contain any underground storage tanks, landfills, electrical equipment containing polychlorinated biphenyls, surface impoundments, friable asbestos-containing materials, or hazardous waste treatment, storage or disposal units that either have or require a Permit pursuant to any Law.

          (k) Neither G2A nor any G2A Subsidiary has received a communication (written or oral) that alleges that G2A or any G2A Subsidiary is not in compliance with any Environmental Law.

          (l)  As used in this Agreement:

                   a. "Environmental Claim" means any investigation, notice of violation, demand, allegation, action, suit, Order, consent decree, penalty, fine, Lien, proceeding or claim (whether administrative, judicial or private in nature) arising: (i) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law;
                        (ii) in connection with any Hazardous Material or actual or alleged activity associated with any Hazardous Material; (iii) from any abatement, removal, remedial, corrective or other response action in connection with any Hazardous Material, Environmental Law or Order; or
                        (iv) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

                   b. "Environmental Law" means any Law pertaining to: (i) the protection of health, safety and the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water and ground water); and includes the Comprehensive

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                        Environmental Response, Compensation and Liability Act
                        of 1980, 42 U.S.C. 9601 et seq., and the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 5101, et seq. The Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. 1986, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 et seq., the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., any similar state laws and the regulations related thereto or other Laws.

                   c. "Hazardous Material" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any hazardous or toxic waste, material or substance regulated under any Environmental Law.

                   d. "Release" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the atmosphere, soil, surface water, groundwater or property (indoors or outdoors).

     6.9  INTELLECTUAL PROPERTY.

          (a) To the Knowledge of G2A, G2A and its Subsidiaries own or otherwise have valid rights to use all Intellectual Property material to their business and operations as currently conducted.

          (b) There is no pending or, to the Knowledge of G2A, threatened (in writing) claim, suit, arbitration or other adversarial proceeding (collectively, "Claims") before any court, agency, arbitral tribunal, or registration authority in any jurisdiction (i) involving any item of material Intellectual Property owned by G2A or a G2A Subsidiary, (ii) alleging that the activities or the conduct of G2A's or a G2A Subsidiary's business does or will infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third Party or (iii) challenging the ownership, use, validity, enforceability or registrability of any material Intellectual Property by G2A or a G2A Subsidiary. There are no

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              settlements, forbearances to sue, consents, judgments, or orders or similar obligations (other than license agreements in the ordinary course of business) which (a) restrict G2A's or a G2A Subsidiary's rights to use any material Intellectual Property, (b) restrict G2A's or a G2A Subsidiary's business in order to accommodate a third Party's intellectual property rights or (c) permit third parties to use any Intellectual Property owned by G2A or a G2A Subsidiary, except for such Claims as have not resulted, and could not reasonably be expected to result, in a G2A Material Adverse Effect.

          (c) To the Knowledge of G2A, no third Party is making unauthorized use of or infringing in any material respect upon any material Intellectual Property owned by G2A or a G2A Subsidiary.

          (d) G2A and its Subsidiaries have taken commercially reasonable actions to protect each item of material Intellectual Property owned by any of them, except where the failure to take such actions has not resulted and could not reasonably be expected to result in a G2A Material Adverse Effect.

     6.10 Neither G2A nor any G2A Subsidiary is in material violation of any agreement relating to any Intellectual Property material to its business or operations, except for such violations as have not resulted, and could not reasonably be expected to result, in a G2A Material Adverse Effect. The consummation of the transactions contemplated hereby will not result in the loss or material impairment of G2A's or a G2A Subsidiary's rights to own or use any Intellectual Property material to its business or operations, except where such loss or impairment could not reasonably be expected to result in a G2A Material Adverse Effect.

     6.11 TAXES.

          (a) G2A, as it relates to assets contributed, G2A Subsidiary have (i) duly and timely filed (including all applicable extensions granted without penalty) all material Tax Returns required to be filed, and such Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provision in the financial statements of the G2A (in accordance with GAAP) for all material Taxes shown to be due on such Tax.

          (b) (i) neither G2A nor its Subsidiaries has requested any extension of time within which to file any Tax Return in respect of any taxable period and no request for waivers of the time to assess any Taxes are pending or outstanding, (ii) with respect to the taxable period of the G2A and their Subsidiaries, the federal and state income Tax Returns of G2A and their Subsidiaries have been audited by the Internal Revenue Service or the appropriate state Tax Authorities or the time for assessing and collecting income Tax

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              with respect to such taxable period has closed and such taxable period is not subject to review, (iii) all Taxes due with respect to completed and settled examinations or concluded litigation relating to either G2A or any of their Subsidiaries have been paid in full or adequate provision has been made for any such amounts in the financial statements of G2A (in accordance with GAAP) and
              (iv) there are no material liens for Taxes upon the assets or property of any of G2A or its Subsidiaries except for statutory liens for Taxes not yet due.

     6.12 BROKERS. No broker, finder, investment banker or other Person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of G2A or any G2A Subsidiary.

                                   ARTICLE VII
               COVENANTS RELATING TO CONDUCT OF BUSINESS OF NEWCO
               --------------------------------------------------

     7.1 FUNDING OF THE NEWCO BUSINESS. Prior to and as a condition precedent to the Closing of the transaction contemplated hereby, FAVE shall use its best efforts to receive a firm commitment for an investment into the operation of NEWCO. Such investment shall be raised from sale of shares of common stock in FAVE Channel Corporation if possible using the best efforts of FAVE. Alternatively, such amount may be raised from the sale of shares in NEWCO or from such other agreed upon financing arrangement. All of the proceeds from such offering shall be distributed from FAVE to NEWCO to be used in connection with the buildout of the Wireless Internet Business in the Wisconsin market using two-way MMDS frequencies.

     7.2 ADDITIONAL CAPITAL REQUIREMENTS OF NEWCO. FAVE understands and agrees that additional capital will be required for the build-out of the MMDS frequencies in the Wausau, Stevens Point BTA and the Hickory, North Carolina BTA and Costa Rica Market and that such additional capital will need to be provided on a timely basis in order to meet FCC Rules regarding build-out of BTA frequencies within 5 years following the initial grant of a license. FAVE with the assistance of NEWCO agrees to use its best efforts to obtain sufficient capital to fund a complete build-out of MMDS/MDS frequencies in the Wausau/Stevens Point BTA (pending grant and approval of the licenses by the FCC), Hickory, North Carolina BTA (pending grant and approval of the licenses by the FCC), and Costa Rica Market and for enhancement to the La Crosse BTA to accommodate two-way use of the frequencies in that market for broadband wireless Internet access.

     7.3 CONDUCT OF THE WIRELESS CABLE BUSINESS PRIOR TO CLOSING. During the period from the date of this Agreement to the Closing Date (unless G2A shall otherwise agree in writing and except as otherwise contemplated by this Agreement), FAVE will conduct the operations of the Wireless Cable Business in the ordinary course of business consistent with past practice

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          and shall use its best efforts to preserve intact its current business organizations, keep available the services of their current officers and employees, maintain its material contracts and preserve its relationships with customers, suppliers and others having business dealings with it.

                                  ARTICLE VIII
            SALE OF NEWCO SHARES; BOARD MEMBERSHIP; VOTING AGREEMENT
            --------------------------------------------------------

     8.1 LOCK-UP. Without the prior written consent of FAVE, neither G2A nor any of the G2A Members may offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge, transfer or grant any rights with respect to, or enter into any short sale or otherwise hedge against (collectively, a "Share Disposition") any shares of stock received in FAVE Channel Corporation pursuant to Section 3.2 of this Agreement ("Acquisition Shares")on or prior to the expiration of 180 days following the Closing Date; provided, that the terms of this
          Section 8.1 shall not apply to any distribution of shares in FAVE Corporation from G2A to the G2A Members, provided that such G2A Members shall agree to abide by the provisions of this Section 8.1. After the expiration of 180 days after the Closing Date, G2A or any G2A Member may transfer or otherwise dispose of the Acquisition Shares only: (i) pursuant to the Registration Rights Agreement, (ii) pursuant to Rule 144 promulgated under the Securities Act, to the extent applicable, or (iii) pursuant to privately negotiated sales; provided that (A) neither G2A nor the G2A Members shall knowingly sell a number of Acquisition Shares equal to more than 25% of the then outstanding shares of Common Stock of FAVE to any single Person (or affiliates of such Person) other than to a broker-dealer for resale, (B) during the period from 180 days to 360 days after the Closing, G2A or the G2A Members shall not sell more than 50% of the Acquisition Shares, and
          (C) G2A and the G2A Members shall not, other than pursuant to an underwritten public offering pursuant to the Registration Rights Agreement, sell a number of Acquisition Shares on any day equal to more than 20% of the average daily trading volume for FAVE Common Stock during the prior week, provided such average trading volume exceeds 500,000 shares per day.

     8.2 RIGHTS OF FIRST OFFER IN NEWCO SHARES. In the event of a proposed Share Disposition of any portion of the shares of stock owned by FAVE in NEWCO, FAVE shall first offer such NEWCO Acquisition Shares to the G2A Members by delivery of a written notice (the "Offer Notice") to each individual G2A Member specifying the number of NEWCO Acquisition Shares proposed to be sold or transferred, the price to be paid for such shares and the other material terms and conditions of the proposed sale. The G2A Members shall have the right to purchase any portion or all of the NEWCO Acquisition Shares specified in the Offer Notice, which right may be exercised only by delivery to FAVE within 10 business days after the Offer Notice shall have been delivered of a written notice (the "Acceptance Notice) setting forth its acceptance of FAVE's offer. In the event that the G2A Members exercise their right to purchase the NEWCO Acquisition Shares or any portion thereof, the price to be paid therefore shall be the lesser of (i) the price set forth in the Offer Notice

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          divided into a per share price relative to the number of shares that the purchaser elects to purchase, or (ii) the Option Exercise Price (as defined below) calculated into a per share price. In the event that the G2A Members do not deliver an Acceptance Notice to FAVE by the close of business on the thirty-first business day following FAVE's delivery of an Offer Notice (the "Last Acceptance Day"), FAVE shall be free to sell or transfer up to the number of NEWCO Acquisition Shares specified in the Offer Notice for a period of 30 days after the Last Acceptance Day to one or more Persons; provided, however, that any NEWCO Acquisition Shares not sold within such 10 day period shall thereafter be offered to the G2A Members in accordance with this Section 8.2. In the event that the G2A Members deliver an Acceptance Notice prior to the Last Acceptance Day, the closing of the purchase of NEWCO Acquisition Shares by the purchasing Party(s) shall take place 60 days after the date of Acceptance Notice.

     8.3 REGISTRATION RIGHTS. The G2A Members, G2A (as the case may be) and FAVE will at the Closing enter into a Registration Rights Agreement relating to the shares of stock in FAVE Corporation being distributed to G2A or the G2A Members pursuant to the terms of this Agreement. Such Registration Rights Agreement shall be substantially in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement").

     8.4  G2A BOARD MEMBERSHIP ON FAVE BOARD.

          (a) The Board of Directors of FAVE (the "FAVE Board"), shall elect, effective as of the Closing Date, a member of the FAVE Board designated by G2A (the "G2A Designee"). In connection with any meeting of the stockholders of FAVE at which members of the Board are to be elected and at which the term of the G2A Designee expires, the Board, or the applicable committee, shall nominate and recommend to its stockholders one G2A Designee. In the event that a G2A Designee dies, retires, or is otherwise removed from the Board, the Board shall elect as a replacement a new G2A Designee.

          (b) VOTING AGREEMENT. On the Closing Date, Mel Rosen shall enter into a Voting Agreement with the G2A Members, in form attached hereto as Exhibit "D" in which they agree to cast their votes as shareholders in FAVE Channel Corporation to elect a G2A Designee to the Board of Directors of FAVE in any shareholder vote for the election of members to the FAVE Board.

                                   ARTICLE IX
                              ADDITIONAL AGREEMENTS
                              ---------------------

     9.1 ACCESS AND INFORMATION. Prior to the Closing Date, each of the parties will, and will cause its Subsidiaries to (i) afford to the other Party and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Representatives") full access, at reasonable times upon reasonable prior notice, to the

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          officers, employees, agents, properties, offices and other facilities of such Party and its Subsidiaries and to their books and records,
          (ii) furnish promptly to the other Party and its Representatives such information concerning the business, properties, contracts, records and personnel of such Party and its Subsidiaries (including financial, operating and other data and information) as may be reasonably requested, from time to time, by or on behalf of the other Party. No investigation by any Party hereto shall affect any representation or warranty in this Agreement of any Party hereto or any condition to the obligations of the parties hereto.

     9.2 REASONABLE BEST EFFORTS. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement including
          (i) the obtaining of all necessary actions or nonactions, waivers or Consents from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary Consents or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

     9.3 PUBLICITY. The parties will consult with each other and will mutually agree upon any press releases pertaining to the Transaction and shall not issue any such press releases prior to such consultation and agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the Party proposing to issue such press release shall use its reasonable efforts to consult in good faith with the other Party before issuing any such press releases.

                                    ARTICLE X
                               CLOSING CONDITIONS
                               ------------------

     10.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO COMPLETE THE TRANSACTION. The respective obligations of each Party to complete the Transaction are subject to the satisfaction at or prior to the Closing Date of the following conditions:

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          (b) INJUNCTION. There shall not be in effect any Law or Order of a court or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated; provided, however that prior to invoking this condition each Party shall use its reasonable efforts to have any such Order vacated.

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties shall be true and this Agreement and on the Closing Date as though made on and as of the Closing Date (except to the extent that a representation or warranty expressly speaks as of a specified date or period of time); provided, however, that for purposes of this Section, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, without regard to any materiality qualifiers contained therein, individually or in the aggregate, results or would reasonably be likely to result in an AV Material Adverse Effect.

          (d) PERFORMANCE. Each of the parties shall have performed and complied with or caused to be performed or complied with their covenants and agreements under this Agreement to be performed or complied with at or prior to Closing.

          (e) CERTIFICATION OF CONDITIONS. Each of the parties shall have received on the Closing Date a certificate dated the Closing Date and executed by an executive officer of each other Party certifying to the fulfillment of the conditions in this Article.

          (f) MATERIAL ADVERSE EFFECT. There shall not have occurred any event or condition which individually or in the aggregate has resulted in, or is reasonably likely to result in, a Material Adverse Effect to the business to be conducted by NEWCO following consummation of this transaction, any of the FAVE Assets, any of the G2A Assets.

          (g) REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement shall have been executed by all parties thereto and delivered to G2A and the G2A Members and FAVE.

          (h) EMPLOYMENT AGREEMENTS. The G2A Members shall each have executed Employment Agreements in mutually acceptable form and providing for mutually acceptable terms, conditions, compensation and other matters.
     10.2 ADDITIONAL CONDITIONS TO THE OBLIGATION G2A AND THE G2A MEMBERS TO CONTRIBUTE THE G2A ASSETS. The obligation of G2A and the G2A Members to complete the Transaction

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          and contribute the G2A Assets is subject to the satisfaction at or prior to the Closing Date of the following conditions , any and all of FAVE's obligations may be waived in whole or in part by G2A and the G2A Members to the extent permitted by applicable Law:

          (a) REPRESENTATIONS AND WARRANTIES OF FAVE. The representations and warranties of FAVE set forth in this Agreement shall be true and correct on the Closing Date as though made on and as of the Closing Date (except to the extent that a representation or warranty expressly speaks as of a specified date or period of time;

          (b) REPRESENTATIONS AND WARRANTIES OF FAVE. The representations and warranties of FAVE set forth in this Agreement shall be true and correct on the Closing Date as though made on and as of the Closing Date (except to the extent that a representation or warranty expressly speaks as of a specified date or period of time;

          (c) FAVE WILL USE BEST EFFORTS TO OBTAIN FCC APPROVAL OF CHANGE OF OWNERSHIP AND CONTROL. FAVE will use best efforts to obtain FCC Approval of change of ownership and control, if for any reason FAVE is unable to obtain FCC approval of change of ownership and control of the licenses it shall not affect the binding nature of this agreement.

          (d) FIRM COMMITMENT ON CAPITAL INTO NEWCO. FAVE shall have used its best efforts to obtain a "best efforts" commitment, with NEWCO as a beneficiary to such commitment, to provide the capital described in Section 5.1 of this Agreement raised from the sale of FAVE common stock or NEWCO stock or any other agreed upon financial arrangement, which firm commitment shall contain as the only condition precedent to funding that the transaction described in this Agreement be closed, and the amounts specified in Section 6.1 shall be distributed into the accounts of NEWCO, however this Closing and binding agreement is not dependent or conditional on the receipt of this commitment prior to or immediately following this Closing.

          (e) FCC WAIVER OF HICKORY LICENSE DEFAULT. FAVE (or the relevant Subsidiary of FAVE), shall use best efforts to receive a waiver from the FCC that provides that any default relative to the Hickory FCC license, including any potential deficiency related to the Hickory market, will not cause a default in the Wisconsin markets, and that all payments made on the Wisconsin markets MMDS/MDS frequencies shall be applied only to payment due relative to the Wisconsin markets. If such waiver is not achieved prior to Closing, FAVE shall use its best efforts to obtain approval in sufficient time for the timely completion of all build-out requirements under FCC rules and regulations, however the Closing and binding nature of this agreement is not conditional or dependent on obtaining the abovementioned approval.

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          (f) TOWER APPROVALS IN WAUSAU/STEVENS POINT BTA. FAVE and G2A shall use its best efforts to obtain approval to place transmission equipment on necessary towers in the Wausau/Stevens Point, Wisconsin BTA, including Rib Mountain Tower, Star Lake area tower, and such other Wisconsin area tower locations as are necessary in the opinion of G2A for the build-out of the Wausau/Stevens Point BTA, from all necessary Governmental Authorities and all parties who control such towers.

          (g) FCC APPROVAL UNDER TRANSFER OF OWNERSHIP RULES. FAVE shall use its best efforts to have FCC counsel apply for approval of the transfer of ownership of the licenses to NEWCO and shall use its best efforts to obtain such approval following Closing.

          (h) FCC APPROVAL ON TWO-WAY TRANSMISSIONS. FAVE shall use its best efforts to receive approval from the FCC permitting two-way transmission of the MMDS/MDS frequencies for the La Crosse, Wisconsin BTA and FAVE shall use its best efforts following the Closing to obtain such approval relative to the Wausau/Stevens Point, Wisconsin BTA and Hickory, North Carolina BTA.

          (i) OPINION OF COUNSEL REGARDING COSTA RICA OWNERSHIP STRUCTURE AND COSTA RICA FREQUENCIES. FAVE shall obtain and deliver to G2A, an opinion of counsel, in form acceptable to G2A, opining that the Costa Rica frequencies are available build-out and use for two-way transmission of broadband Internet access and that the current ownership structure of the Costa Rican microwave frequencies is permissible under Costa Rican law.

                                   ARTICLE XI
                        TERMINATION, AMENDMENT, EXPENSES
                        --------------------------------

     11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

          (a) by mutual written consent of FAVE and G2A;

          (b) by either FAVE or G2A:

              a. if there shall be any Order of a Court or Governmental Entity having jurisdiction over a Party hereto which is final and nonappealable permanently enjoining, restraining or prohibiting the consummation of the transaction contemplated hereunder; or

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              b.   if the Closing shall not have been consummated before March
                   30, 2001 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been a cause of; or resulted in, the failure of the Closing Date to occur on or before the Termination Date.

          (c) By G2A:

              a. upon a material breach of any covenant or agreement on the part of FAVE set forth in this Agreement, or if any representation or warranty is or becomes inaccurate in a manner such that the conditions set forth in this Agreement would not be satisfied (a "Terminating FAVE Breach"); or

              b. if there has occurred an event that cannot reasonably be cured prior to the Termination Date and which would create a Material Adverse Effect on the business or prospects of NEWCO or the MMDS/MDS frequencies being contributed by FAVE hereunder.

          (d) by FAVE:

              a. upon a material breach of any contract or agreement on the part of G2A set forth in this Agreement, or if any representation or warranty of G2A is or becomes inaccurate in a manner such that the conditions set forth in this Agreement would not be satisfied (a "Terminating G2A Breach"); provided that, if such Terminating G2A Breach is curable by G2A through the exercise of its reasonable efforts, provided G2A continues to exercise such reasonable efforts, FAVE may not terminate this Agreement under this Section until the Termination Date; or

               b. if there has occurred a Material Adverse Effect that materially and adversely affects the value of the G2A Assets.

     11.2 EFFECT OF TERMINATION. In the event of termination of this Agreement and the abandonment of the Transaction pursuant to this Article XI, written notice thereof shall as promptly as practicable be given to the other parties to this Agreement, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto except as provided in this Section 11.2. If this Agreement is terminated as provided herein, this Agreement shall forthwith become void and have no effect except that the obligations of the parties set forth in any Confidentiality Agreement between the parties shall remain in effect.

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     11.3 SURVIVAL. All "best efforts" obligations survive the closing and are agreed to be pursued on an ongoing basis, but there is no representation that these best efforts will result in obtaining the pursued result.

     11.4 AMENDMENT. This Agreement may be amended by the parties hereto at any time prior to the Closing Date. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     11.5 WAIVER. At any time prior to the Closing Date, any Party hereto may
          (a) extend the time for the performance of any of the obligations or other acts of the other Party hereto, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other Party with any of the agreements or conditions contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the Party or parties to be bound thereby.

     11.6 EXPENSES. All expenses incurred by the parties hereto will be borne solely and entirely by the Party which has incurred such expenses, provided that any approved, normal and reasonable legal, accounting, investment banking or similar fees and expenses of G2A and the G2A Members in connection with the preparation of agreements and in connection with the Transaction shall be paid by FAVE.

                                   ARTICLE XII
                                   TAX MATTERS
                                   -----------

     12.1 TAX INDEMNIFICATION.

          (a) INDEMNIFICATION BY FAVE. Any cash payments made to NEWCO, G2A, and the G2A members in accordance with section 3.3 above shall be offset against any amounts owed as a result of this Tax Indemnification section. FAVE shall indemnify NEWCO, G2A, and the G2A Members in respect of, and hold NEWCO, G2A, and the G2A Members harmless on an after-Tax basis, against any federal or state income tax liability which may arise from the consideration received by G2A, any G2A Member, or NEWCO from the transaction contemplated under this Agreement, including but not limited to any tax liability that may result from the distribution of shares of stock in FAVE Channel Corporation to G2A and/or the G2A Members, any tax liability on any cash amounts paid to G2A and/or the G2A Members as provided in this Agreement, any tax liability which arises from the contribution of the FAVE Assets to NEWCO as provided in this Agreement, and/or any tax liability which may arise from the contribution by G2A of the G2A Assets to NEWCO and the receipt by G2A and/or the G2A Members of shares of stock in NEWCO. The indemnification contained in this provisions shall include all costs and expenses of audit, accounting expenses, attorney fees and all additional costs

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              and expenses that any arise related to any actual or alleged tax liability arising from the transaction set forth in this Agreement.

          (b) TRANSFER TAXES. Any sales, use, transfer, stamp, conveyance, value added, recording, registration, documentary, filing or other similar Taxes and fees, whether levied on FAVE, G2A, and G2A Member, or NEWCO, resulting from this Agreement or the transactions contemplated hereby shall be paid by FAVE.

          (c) NOTIFICATION OF TAX CLAIMS. G2A or the G2A Members shall promptly notify FAVE in writing of any Tax Claim that may reasonably be likely to result in liability of FAVE under this Agreement.

          (d) TREATMENT OF THE CONTRIBUTIONS. To the extent permitted under the Code, each of the parties hereto shall treat the contributions referenced in this Agreement and receipt of shares of stock in NEWCO as a transaction described in Section 351 of the Code for all tax purposes, and shall take no position inconsistent therewith in any Tax Return, any proceeding before any Governmental Entity, Taxing Authority or otherwise. The parties will promptly notify each other of any audits, examinations, actions, or proceedings by any Taxing Authority regarding the transactions contemplated or referred to herein.

          (e) TAX DISPUTES. If the parties disagree as to the calculation of a Tax or the amount of any payment to be made under this Agreement or disagree as to the application or interpretation of any provision under this Article IX, the parties shall cooperate in good faith to resolve any such dispute, and any agreed-upon amount shall be paid to the appropriate Party. If the parties are unable to resolve any such dispute within fifteen business days thereafter, such dispute shall be resolved by an internationally recognized accounting firm acceptable to both FAVE, each of the G2A Members and G2A. The decision of such firm shall be final and binding provided that a written opinion of such accounting firm is provided for the benefit of the parties. The fees and expenses incurred in connection with such decision shall be paid by FAVE. Following the decision of such accounting firm, the parties shall each take (or cause to be taken) any action that is necessary or appropriate to implement such decision, including, without limitation, the filing of amended Tax Returns and the prompt payment of underpayments or overpayment, with interest calculated on such underpayments or overpayment at the prime rate from the date such payment was due.

                                  ARTICLE XIII
                                 GENERAL MATTERS
                                 ---------------
     13.1 INTERPRETATION.

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          (a) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

          (b) Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (c) The words "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

          (d) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

          (e) A reference to any Party to this Agreement or any other agreement or document shall include such Party's successors and permitted assigns.

          (f) A reference to any legislation or to any provision of any legislation shall include any amendment, modification or re-enactment thereof; any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

          (g) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

     13.2 SURVIVAL OF REPRESENTATIONS. The representations and warranties in this Agreement shall survive the Closing Date. This Section 13.2 shall not limit any covenant or agreement of the parties, which by its terms shall survive the Closing Date.

     13.3 NOTICES. Any notice, request, instruction or other document to be given hereunder by any Party to another Party shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission, and on the next business day when sent by Federal Express, United Parcel Service, Express Mail, or other reputable overnight courier, to the Party at the following addresses (or such other addresses for a Party as shall be specified by like notice):

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          (a) If to G2A:

              Go2America, LLC
              613 North 3rd Avenue
              Wausau, Wisconsin 54401

              With a copy to:


          (b) If to the G2A Members:


          (c) If to FAVE:

              Attn: Eric Lefkowitz
              5th Avenue Channel Corp.
              3957 NE 163rd St.
              North Miami, FL 33160


              With a copy to:

              Attn: Steven M. Rosen
              Law Offices of Steven M. Rosen
              5601 Building
              5601 Biscayne Boulevard
              Miami, FL 33137

     13.4 ENTIRE AGREEMENT NO ASSIGNMENT GOVERNING LAW. This Agreement (a) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; (b) shall not be assigned by any Party (by operation of law or otherwise) without the prior written consent of the other parties, and (c) shall be governed by and be construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of laws thereof.

     13.5 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and assigns, and nothing in this

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          Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     13.6 COUNTERPARTs. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.7 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.8 SEVERABILITY. In case any term, provision, covenant or restriction contained in this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions contained herein, and of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

                   END OF AGREEMENT EXCEPT FOR SIGNATURE PAGE

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Signature Page


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


5th AVENUE CHANNEL CORPORATION


       By: /s/ MEL ROSEN
           ----------------------------
           Mel Rosen, Its CEO/President


Go2America, LLC


       By: /s/ MITCHELL VIEGUT
           ----------------------------
           Mitchell Viegut


       Its: Member


       By: /s/ TIMOTHY KOSTKA
           ----------------------------
           Timothy Kostka


       Its: Member


       By: /s/ WAYNE CHRISTIANSON
           --------------------------
           Wayne Christianson


       Its: Member


Go2America, LLC Members, Individually

Purchase and Contribution Agreement   -53-                  March 30, 2001

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       By: /s/ MITCHELL VIEGUT
           ----------------------------
           Mitchell Viegut


       Its: Member


       By: /s/ TIMOTHY KOSTKA
           ----------------------------
           Timothy Kostka


       Its: Member


       By: /s/ WAYNE CHRISTIANSON
           ----------------------------
           Wayne Christianson


         Its: Member


Purchase and Contribution Agreement   -54-                  March 30, 2001

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LISTING OF SCHEDULES

Schedule          Description

A                 FAVE Contract List
B                 G2A Contract List
C                 FAVE Equipment List
D                 G2A Equipment List
E                 FAVE Equipment Leases
F                 G2A Equipment Leases
G                 Excluded Assets
H                 G2A Assumed Liabilities
I                 G2A Property Leases
J                 FAVE Property Leases
K                 Viper Camera Technology Description
L                 FAVE LaCrosse Fixed Assets
M                 FAVE Authorizations
N                 MMDS/ITFS Frequency Listing By Market
O                 Initial NEWCO Board of Directors
P                 Initial NEWCO Officers
Q                 FAVE Assumed Liabilities
R                 FAVE Transmitted Site Leases/Agreements
S                 La Crosse Cable Subscriber Rates
T                 Retransmission Terms
U                 FCC Filings
V                 FCC Licenses and Permits
W                 FAVE Intellectual Property
X                 Insurance Policies

LISTING OF EXHIBITS

A                 NEWCO Bylaws
B                 Form Assignment Agreement
C                 Registration Rights Agreement
D                 Voting Agreement



Purchase and Contribution Agreement   -55-                  March 30, 2001

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